UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 3, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (314) 863-7422

Item 7.     Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index


Item 9.     Regulation FD Disclosure.

     RehabCare Group, Inc. announced on February 3, 2004 the asset purchase of contract therapy services provider CPR Therapies, LLC.

     The press release in its entirety is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2004

                                       REHABCARE GROUP, INC.



                           By:/s/Vincent L. Germanese
                                -----------------------------------------------
                                 Vincent L. Germanese
                                 Senior Vice President, Chief Financial Officer
                                  and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description


99.1 Press release dated February 3, 2004 announcing the acquisition of CPR Therapies, LLC.

                                                                    Exhibit 99.1






                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President,
                                Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                             Gordon McCoun
                             Press: Sean Leous
                             (212) 850-5600

For Immediate Release
Tuesday, February 3, 2004


               REHABCARE GROUP, INC. ANNOUNCES ASSET PURCHASE OF
             CONTRACT THERAPY SERVICES PROVIDER CPR THERAPIES, LLC
          - Acquisition gives RehabCare market leadership in Colorado, strengthens position in California -

ST. LOUIS, MO, February 3, 2004--RehabCare Group, Inc. (NYSE:RHB) today announced that it has completed the immediate purchase of the non-Medicare client contracts and other assets of CPR Therapies, LLC ("CPR"), a privately-owned contract therapy services company based in Denver, Colorado, for an undisclosed amount. RehabCare has also agreed to acquire CPR's remaining contracts as soon as practicable after certain regulatory requirements are met. Completion of the entire transaction is estimated to occur within 60 to 90 days.

     Founded in 1998, CPR is a leading  contract  therapy  services  company for physical rehabilitation services in skilled nursing and assisted living facilities. The assets acquired and to be acquired by RehabCare has physical, occupational and speech therapists and about 60 contracts in Colorado, California, and Florida. In 2003, CPR had revenues of approximately $9 million. RehabCare expects the acquisition to be modestly accretive to 2004 earnings. The acquisition provides RehabCare with an entry into the Colorado contract therapy market and nearly doubles its presence in California.

     Rocky Flores, currently Chief Operating Officer and one of the founders of CPR, will continue to oversee the Colorado and California operations as a Regional Vice President of Operations for RehabCare.

                                     -MORE-

REHABCARE GROUP,  INC.  ANNOUNCES ASSET PURCHASE OF CONTRACT  THERAPY SERVICES
PROVIDER CPR THERAPIES, LLC                                             Page 2

     John H. Short, Ph.D., Interim President and CEO of RehabCare, commented, "The acquisition is another important step in the execution of RehabCare's stated strategy of developing the continuum of rehabilitative care, enhancing client relationships and making strategic acquisitions to extend our capabilities and market share."

     Dr. Short continued, "This transaction expands the Company's contract therapy business into the attractive Colorado market and increases its critical mass in Southern California. CPR is a high quality provider that fits our strategy of concentrating resources in markets where we can be a preeminent participant and offer the fullest range of services to our clients. We believe RehabCare's expertise and resources will greatly enhance the business opportunities for CPR and facilitate its continued success."

     Mr. Flores added, "We believe the acquisition of CPR's operating assets by RehabCare will enable the business to expand its market leading positions. CPR and RehabCare share a similar values-based approach to patient care and client relationships and have a compatible perspective on service and quality so there should be no significant impediments to integrating the acquired operations."

     RehabCare Group, Inc., headquartered in St. Louis, Missouri, is a leading provider of rehabilitation program and management services in over 700 hospitals, nursing homes and other long-term care facilities throughout the United States. It provides services in acute care, skilled nursing, outpatient and home health settings to fit the clinical needs of patients in a cost-effective manner. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not

                                     -MORE-

REHABCARE GROUP,  INC.  ANNOUNCES ASSET PURCHASE OF CONTRACT  THERAPY SERVICES
PROVIDER CPR THERAPIES, LLC                                             Page 3

limited to, the ability of the professional corporation established by RehabCare for this transaction to obtain Medicare provider numbers in a timely manner; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the operating performance of InteliStaf Holding, Inc., a company in which RehabCare recently acquired a substantial equity interest and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf in the future; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

      NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com
                                      -END-